              As filed with the Securities and Exchange Commission
                                on June 29, 1998
                                                           Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                  BioSepra Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Delaware                                       04-3216867
     -------------------------------                      ----------------------
     (State or other jurisdiction of                         (I.R.S. Employer
      incorporation or organization)                      Identification Number)

111 Locke Drive, Marlborough, Massachusetts                        01752
-------------------------------------------                      ----------
  (Address of Principal Executive Offices)                       (Zip Code)

                            1997 STOCK INCENTIVE PLAN
                            -------------------------
                            (Full title of the Plan)

                              Mark G. Borden, Esq.
                                Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109
                     ---------------------------------------
                     (Name and address of agent for service)

                                 (617) 526-6000
          -------------------------------------------------------------
          (Telephone number, including area code, of agent for service)

================================================================================

                         CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------
Title of                                          Proposed                  Proposed maximum           Amount of
securities to              Amount to              maximum offering          aggregate offering         registration
be registered              be registered          price per share           price                      fee
-------------------------------------------------------------------------------------------------------------------
Common Stock,              400,000 shares         $1.39 (1)                 $556,000 (1)               $164.02
$.01 par value
per share
-------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Registrant's Common Stock as reported by the Nasdaq National Market on June 23, 1998 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933.

================================================================================

                     STATEMENT OF INCORPORATION BY REFERENCE


         This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 333-28955, filed by BioSepra Inc. (the "Registrant") on June 11, 1997 relating to the Registrant's 1997 Stock Incentive Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Marlborough, Commonwealth of Massachusetts, on the 23rd day of June, 1998.


                                      BIOSEPRA INC.

                                      By: /s/ Jean-Marie Vogel
                                          --------------------------------------
                                          Jean-Marie Vogel
                                          President and Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of BioSepra Inc., hereby severally constitute and appoint Jean-Marie Vogel and Mark G. Borden, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement on Form S-8 filed herewith, and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and on our behalf and in our capacities as officers and directors to enable BioSepra Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

           Signature                          Title                     Date
           ---------                          -----                     ----

/s/ Jean-Marie Vogel                President, Chief Executive     June 23, 1998
--------------------------------    Officer and Director
Jean-Marie Vogel                    (Principal Executive,
                                    Financial and Accounting
                                    Officer)

/s/ Timothy J. Barberich            Director                       June 23, 1998
--------------------------------
Timothy J. Barberich

/s/ William E. Rich, Ph.D.          Director                       June 23, 1998
--------------------------------
William E. Rich, Ph.D.

/s/ William M. Cousins, Jr.         Director                       June 23, 1998
--------------------------------
William M. Cousins, Jr.

/s/ Alexander M. Klibanov, Ph.D.    Director                       June 23, 1998
--------------------------------
Alexander M. Klibanov, Ph.D.

/s/ Paul A. Looney                  Director                       June 23, 1998
--------------------------------
Paul A. Looney

/s/ Riccardo Pigliucci              Director                       June 23, 1998
--------------------------------
Riccardo Pigliucci

/s/ David P. Southwell              Director                       June 23, 1998
--------------------------------
David P. Southwell

                                  EXHIBIT INDEX

Exhibit
Number
-------

 4.1*             Certificate of Incorporation of the Registrant

 4.2*             By-laws of the Registrant

 4.3*             Specimen Stock Certificate of Common Stock of the Registrant

 5                Opinion of Hale and Dorr LLP

23.1              Consent of Hale and Dorr LLP (included in Exhibit 5)

23.2              Consent of Arthur Andersen L.L.P.

23.3              Consent of Coopers & Lybrand L.L.P.

24 Power of Attorney (included on the signature page of this Registration Statement)


---------------------

* Incorporated herein by reference from the Registrant's Registration Statement on Form S-1 (File No. 33-75212).